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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: December 12, 2003


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

             TEXAS                                      74-1611874
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

  15835 Park Ten Place Drive                               77084
        Houston, Texas                                  (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800
                                       N/A
         (Former name or former address, if changed since last report.)
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




ITEM 7. EXHIBITS

EXHIBIT 99.1     PRESS RELEASE DATED DECEMBER 11, 2003

EXHIBIT 99.2     CONTRACT STATUS SUMMARY AT DECEMBER 12, 2003


ITEM 5.

     On December 11, 2003, the Company announced that the ATWOOD HUNTER had been awarded a contract by Burullus Gas Company to drill ten firm wells, plus options to drill six additional wells, off the coast of Egypt. The Company also announced that it has commitments from BHP Billiton Petroleum Pty. Ltd. And Apache Company Limited to enter into contracts for the use of the ATWOOD EAGLE to drill three firm wells, plus options for four additional wells, off the coast of Australia. A copy of the press release announcing these contracts is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.    REGULATION FD DISCLOSURE

     The ATWOOD SOUTHERN CROSS completed its mobilization from Egypt to India on December 2, 2003 and has commenced a drilling program for Cairn Energy India Pty. Limited, which includes one firm well plus options to drill one or two additional wells. The one firm well is expected to take 60 days to complete and if the two option wells are drilled, an additional 70 days could be added to the drilling program. Contract opportunities for additional work in Southeast Asia are being pursued.

     The ATWOOD FALCON has completed its drilling program for Sarawak Shell ("Shell") and is preparing to mobilize to Japan to drill two wells for Japan Energy Development Co., LTD. ("JED"). The JED contract provides for a dayrate of $83,300, with mobilization and demobilization payments of $1.35 million, respectively. The time to move the rig plus perform certain required inspections is expected to take approximately four weeks thus, anticipated commencement of drilling operations in Japan is mid-January 2004. The drilling of the two wells in Japan is estimated to take around 100 to 120 days to complete.

     The ATWOOD FALCON has been awarded a contract by Husky Oil China Ltd. ("Husky") to drill one well offshore China. The rig will immediately move to the Husky drilling location following completion of its drilling program in Japan. The contract provides for a dayrate of $83,300, with a mobilization fee of $400,000. The one well is expected to take 20 to 25 days to complete.

     The ATWOOD BEACON is currently drilling for Petronas Carigali SDN. BHD. "Petronas" under a contract assignment from Murphy Sarawak Oil Company, Ltd. ("Murphy"). In early August 2003, the rig commenced working under a contract with Murphy which provided for the drilling of three firm wells plus options to drill five additional wells off the coast of Malaysia. Murphy exercised its options to extend the contract for the additional five wells. Murphy used one of the options and then assigned the remaining four to Petronas. Petronas then awarded the rig four more firm wells for a current total of eight wells to be drilled. The dayrate for the Murphy assigned wells is $52,250, with a dayrate of $56,000 for the four additional wells awarded by Petronas. Petronas is presently drilling its first well. It should take until April/May 2004 to complete the drilling of eight wells for Petronas.


     Additional information with respect to the Company's Contract Status Summary at December 12, 2003 is attached hereto as Exhibit 99.2 which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2002, filed with the Securities and Exchange Commission.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       ATWOOD OCEANICS, INC.
                                                       (Registrant)



                                                       /s/ James M. Holland
                                                       James M. Holland
                                                       Senior Vice President

                                                       DATE: December 12, 2003

                                  EXHIBIT INDEX


EXHIBIT NO.                          DESCRIPTION
-----------                          -----------

99.1               Press Release dated December 11, 2003

99.2               Contract Status Summary at December 12, 2003

                                                                   EXHIBIT 99.1

                       ATWOOD OCEANICS ANNOUNCES CONTRACTS


Houston, Texas
11 December 2003

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc. (a Houston based International offshore Drilling Contractor - NYSE: ATW) announced today that the ATWOOD HUNTER has been awarded a contract by Burullus Gas Company ("Burullus") to drill ten firm wells plus options to drill six additional wells offshore Egypt. Drilling of the ten firm wells is expected to take around 400 days to complete and if all six option wells are drilled, the contract could extend to around 550 days. The contract provides for a dayrate of $62,400 for all firm and option wells, with a mobilization fee of $100,000 plus towing vessels to tow the rig to Egypt from its present location in Tunisia provided by Burullus. The rig will move to the first Burullus drilling location immediately upon completing its current contract in Tunisia, which should be completed in late December 2003 or early January 2004.

     The ATWOOD EAGLE is currently idle offshore Angola preparing to be mobilized in January 2004 to its next contract location. The Company has commitments from BHP Billiton Petroleum Pty. Ltd. ("BHP") and Apache Energy Limited ("Apache") to equally share $5.5 million of mobilization fees to relocate the ATWOOD EAGLE from Angola to Australia for drilling programs which include three firm wells plus four option wells. Drilling of the three firm wells is expected to take three to four months to complete. These commitments provide for a dayrate of $109,000 for all wells drilled in water depths of 600 meters or more and a dayrate of $89,000 for all wells drilled in water depths below 600 meters. The first three wells are planned to be in over 600 meters water depth. A demobilization fee ranging from $4 million if no more than four wells are drilled to zero if twelve or more wells are drilled is also provided. In accordance with these commitments, the Company has entered into a contract with a towing company to transport the rig from Angola to Australia, which is estimated to take approximately 30 days, with the tow scheduled to commence around mid-January 2004. Drilling contracts with BHP and Apache should be formalized by late December 2003 or early January 2004.

     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2002, filed with the Securities and Exchange Commission.


                                                     Contact:  Jim Holland
                                                            (281) 749-7804

EXHIBIT 99.2

                                               ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                      CONTRACT STATUS SUMMARY
                                                        AT DECEMBER 12, 2003





NAME OF RIG               LOCATION           CUSTOMER                   CONTRACT STATUS
-----------               --------           --------                   ----------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON             MALAYSIA           JAPAN ENERGY DEVELOPMENT   The rig is preparing to be mobilized to Japan to
                          PREPARING TO BE    CO. LTD. ("JED")           commence its two-well drilling program for JED.  The
                          MOBILIZED TO                                  rig should arrive in Japan around mid-January 2004,
                          JAPAN                                         with the drilling program estimated to take around 100
                                                                        to 120 days to complete.  Immediately upon completing
                                                                        the JED contract, the rig will be moved to China to
                                                                        drill one well for Husky Oil China Ltd.


ATWOOD HUNTER             TUNISIA            MP ZARAT                   The rig is drilling a one-well program for MP Zarat
                                                                        which should be completed by late December 2003 or
                                                                        early January 2004.  Immediately upon completing the
                                                                        MP Zarat contract, the rig will be moved to Egypt to
                                                                        commence a drilling program for Burullus Gas Co.,
                                                                        which includes ten firm wells, plus options to drill
                                                                        six additional wells. The drilling of the ten firm
                                                                        wells are expected to take around 400 days to complete
                                                                        and if all the option wells are drilled, the contract
                                                                        could extend for around 550 days.


ATWOOD EAGLE              ANGOLA PREPARING   BHP BILLITON PETROLEUM     The rig is currently idle offshore Angola preparing to
                          TO MOBILIZE IN     PTY. LTD. ("BHP") AND      be mobilized in January 2004 to Australia.  The
                          JANUARY 2004 TO    APACHE ENERGY  LIMITED     Company has commitments from BHP and Apache to drill
                          AUSTRALIA          ("APACHE")                 three firm wells plus options to drill an additional
                                                                        four wells.  Drilling of the three firm wells is
                                                                        expected to take three to four months to complete.  In
                                                                        accordance with these commitments, the Company has
                                                                        entered into a contract with a towing company to
                                                                        transport the rig from Angola to Australia which is
                                                                        estimated to take approximately 30 days, with the tow
                                                                        scheduled to commence around mid-January 2004.
                                                                        Drilling contracts with BHP and Apache should be
                                                                        formalized by late December 2003 or early January 2004.


SEAHAWK                   MALAYSIA           EXXONMOBIL EXPLORATION &   The rig's current contract terminates in December
                                             PRODUCTION MALAYSIA        2004, with an option for the Operator to extend.
                                             INC.  ("EMEPMI")           EMEPMI has the right to terminate the contract after
                                                                        the completion of the first six months of the
                                                                        extension period (which commences in December 2003)
                                                                        with 120 days written notice.


ATWOOD SOUTHERN CROSS     INDIA              CAIRN ENERGY INDIA PTY.    The rig is currently drilling a firm one-well plus an
                                             LIMITED  ("CAIRN")         option of one or two wells program for Cairn.  The one
                                                                        firm well is expected to take 60 days to complete and,
                                                                        if the two options are exercised, an additional 70
                                                                        days could be added to the drilling program.  Contract
                                                                        opportunities for additional work in  Southeast Asia
                                                                        are being pursued.

SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK, once an acceptable contract opportunity is
                                                                        secured.  The rig is currently coldstacked.
CANTILEVER JACK-UPS -
----------------------
VICKSBURG                 MALAYSIA          EXXONMOBIL EXPLORATION &    In October 2002, the rig commenced a two-year drilling
                                            PRODUCTION MALAYSIA INC.    program (with an option by EMEPMI for one additional
                                            ("EMEPMI")                  year), with EMEPMI having the right to terminate the
                                                                        drilling program after one year with at least 120 days
                                                                        notice period.



ATWOOD BEACON             MALAYSIA          PETRONAS CARIGALI SDN.      In early August 2003, the rig commenced working under
                                            BHD. ("PETRONAS")           a contract with Murphy Sarawak Oil Company, Ltd.
                                                                        ("Murphy")  which provided for the drilling of three
                                                                        firm wells plus options to drill five additional wells
                                                                        off the coast of Malaysia.  Murphy exercised its
                                                                        option to extend the contract for the additional five
                                                                        wells and then assigned four of the option wells to
                                                                        Petronas.  Petronas has awarded the rig four more firm
                                                                        wells for a current total of eight wells to be
                                                                        drilled. Petronas is presently drilling its first
                                                                        well.  It should take until April/May 2004 to complete
                                                                        the drilling of the eight wells.  Contract
                                                                        opportunities for additional work following completion
                                                                        of the Petronas contract are being pursued in Malaysia
                                                                        as well as other areas outside of Malaysia.

SUBMERSIBLE -
--------------
RICHMOND                  UNITED STATES      UNION OIL COMPANY OF       In September 2003, the rig commenced a two-well plus
                          GULF OF MEXICO     CALIFORNIA ("UNOCAL")      one option well contract for UNOCAL.  UNOCAL has
                                                                        exercised the option well and in addition, has awarded
                                                                        the rig two more firm wells; thus, providing for a
                                                                        total of five wells to be drilled under the contract.
                                                                        It should take until around February 2004 to complete
                                                                        the drilling of the five wells.

MODULAR PLATFORMS -
--------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved in
                                                                        maintenance of the two rigs for future drilling
                                                                        programs.
